SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2004

CNL HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-24097	59-3396369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue
Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (407) 650-1000

Item 5.                                   Other Events and Regulation FD Disclosure

On August 18, 2004, CNL Hotels & Resorts, Inc., formerly known as CNL Hospitality Properties, Inc. (the “Company”) issued a press release filed herewith as Exhibit 99.1 hereto, the complete text of which is incorporated in this Item 5 by reference thereto.

This report contains “forward-looking statements” based on the Company’s current expectations and projections about future events. Future events and actual results could differ materially from those identified or contemplated by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.                                   Financial Statements and Exhibits

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

	Exhibit No. 99.1	Press Release dated August 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Dated: August 19, 2004	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 18, 2004.